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                                                                EXHIBIT 24.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our reports dated June 3, 1994, included in Network Long Distance, Inc.'s Form 10-K for the year ended March 31, 1995, and to all references to our Firm included in this registration statement.

                                            /s/ FAULK & WINKLER, LLC
                                            -------------------------
                                            FAULK & WINKLER, LLC
Baton Rouge, Louisiana
November 21, 1995